Hexis Active Nicotine Engagement ETF (the “Fund”)

Supplement dated November 12, 2026
to the Summary Prospectus dated April 27, 2026

Effective November 25, 2026, the exchange listing for the Fund will change from the NYSE Arca, Inc. to the Texas Stock Exchange, LLC. As of the effective date, all references in the Fund’s Summary Prospectus to the NYSE Arca, Inc. will be replaced with the Texas Stock Exchange, LLC.

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Please retain this supplement with your Summary Prospectus for future reference.